Exhibit 10.11



                           RESTRUCTURED LOAN AGREEMENT

         THIS RESTRUCTURED LOAN AGREEMENT (this "Restructured Loan Agreement") is entered into as of December 1, 2006, by and between Lyon Financial Services, Inc. dba U.S. Bank Portfolio Services ("USBPS"), as successor servicer for DVI Financial Services, Inc. ("DVIFS"), for the benefit of those special purpose entities listed on Schedule I to this Restructured Loan Agreement (collectively, the "SPE's" or "Payees"), and as Agent for U. S. Bank, N.A., as Trustee, 1310 Madrid Street - Suite 103, Marshall, MN 56258 and Orion HealthCorp, Inc. ("Orion") (f/k/a SurgiCare, Inc.), 1805 Old Alabama Road, Suite 350, Roswell, Georgia 30076.

                                    RECITALS

         WHEREAS, DVIFS and each of SurgiCare, Inc., Integrated Physician Solutions, Inc., Tuscarawas Ambulatory Surgery, Inc., SurgiCare Memorial Village, L.P. and Bellaire Surgical, Inc. (collectively the "Affiliates") entered into various loans and other financial accommodations (collectively, the "Transactions") for the benefit of the SPE's, and the documents evidencing and securing the Transactions, including, without limitation, a certain Master Loan Agreements 2858, 3032 and 2375, Secured Promissory Notes, a Security Agreement, a Restated Security Agreement and a Restated Loan Agreement (collectively, the "Transaction Documents"), and

         WHEREAS, U.S. Bank National Association (the "Trustee") is the Trustee for the noteholders (the "Noteholders"), which purchased notes issued by Payees pursuant to certain indentures and amended and restated indentures between Payees and the Trustee, and

         WHEREAS, USBPS is the Successor Servicer for Payees and Agent for the Trustee with respect to the Transactions and has the power and authority to enter into this Restructured Loan Agreement on behalf of Payees herein, and

         WHEREAS, at the closing of the transactions contemplated by this Restructured Loan Agreement, Orion will assume the reduced and restructured debt owed to Payees by Orion and some or all of the Affiliates, and

         WHEREAS, USBPS, on behalf of Payees, and Orion have agreed to compromise and settle the indebtedness incurred by Orion and some or all of the Affiliates and to amend and modify the terms thereof.

         NOW THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Incorporation of Recitals. The foregoing Recitals are hereby incorporated herein by reference.

         2. Compromise and Payment. On the Closing Date (as defined below), in full and final satisfaction of all of the indebtedness and all other obligations incurred by Orion and/or the Affiliates owing to USBPS, Payees or the Trustee, Orion shall issue an unsecured subordinated promissory note payable to USBPS as Successor Servicer for the benefit of Payees, in the original principal amount of $2,750,000 (the "Note") substantially in the form attached hereto as Exhibit A.

         3. The Closing. The closing of the transactions contemplated herein shall take place at the offices of Benesch Friedlander Coplan & Aronoff LLP, 2300 BP Tower, 200 Public Square, Cleveland, Ohio 44114, within three (3) business days following the satisfaction or waiver of the conditions set forth in Section 4 hereof, or at such other time or place as agreed upon by the parties, but in no event later than December 31, 2006 (the "Closing Date").

         4. Conditions to Closing. (a) USBPS' and Payees' Obligation to Close. USBPS' and Payees' obligation to close the transactions contemplated by this Restructured Loan Agreement are subject to the fulfillment by Orion on or prior to the Closing Date of each of the following conditions (unless waived in writing by USBPS):

                  (i) delivery to USBPS of the Note duly executed by Orion; and

                  (ii) delivery to USBPS of the confession of judgment (the "Confession of Judgment") in the form attached hereto as Exhibit B, duly executed by Orion.

                  (b) Orion's Obligation to Close. Orion's obligation to close the transactions contemplated by this Restructured Loan Agreement are subject to the delivery to Orion and the holders of the Senior Debt (as defined below) of the documents to effect the subordination referred to in Section 8 below.

         5. Notices. Any notices required by the Loan Documents shall hereafter be made to the addresses of the parties set forth above, or to such other address as a party may hereafter specify by written notice given in accordance with the requirements of this Restructured Loan Agreement.

         6. Entire Agreement; No Oral Modification. This Restructured Loan Agreement and the Note contain the entire agreement between USBPS, Payees and Trustee on the one hand and Orion and the Affiliates on the other hand with respect to the subject matter hereof and all of the Transaction Documents are hereby amended and restated in their entirety by the Loan Documents. In the event of any conflict between this Restructured Loan Agreement and the Note, the provisions of this Restructured Loan Agreement shall prevail. To the extent inconsistent with this Restructured Loan Agreement, all prior agreements, understanding, representations and statements, oral or written, with respect to the transactions contemplated herein, are superseded by this Restructured Loan Agreement. Neither this Restructured Loan Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument signed by the party against whom the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

         7. Further Assurances. (a) Orion agrees to deliver to USBPS, its successors and assigns, upon the request of USBPS, such information, documentation, certificates, acknowledgments, consents and other instruments, which USBPS may reasonably determine to be necessary or proper to protect its or Payees' rights hereunder. Orion agrees to take any and all other action and execute and deliver to USBPS all documents reasonably requested by USBPS from time to time for the purpose of fully effectuating the purposes of this Restructured Loan Agreement.

                  (b) From and after the Closing Date, USBPS and each Payee hereby authorize Orion to file, at Orion's sole cost and expense, any and all amendments to financing statements, termination statements and other release documents reasonably required to terminate and release any security interests heretofore granted in any assets of Orion or any of the Affiliates, which are recorded as held by DVIFS, USBPS, any Payee or the Trustee, or any of them. From and after the Closing Date, USBPS hereby agrees to indemnify Orion from any claims, losses or other damages arising under or resulting from any and all promissory notes evidencing indebtedness heretofore made by Orion and/or the Affiliates in favor of USBPS and/or any Payee or any predecessor-in-interest thereto not otherwise returned to Orion and marked "satisfied and canceled."

         8. Subordination. USBPS and Payees acknowledge and agree that their rights under the Loan Documents are subordinate to all Senior Debt (as defined below) and agree to take any and all other action and execute and deliver to Orion or holders of Senior Debt all documents reasonably requested from time to time for the purpose of fully effectuating such subordination.

         9. Definitions.

                  (a) "Governmental Authority" means any governmental or political subdivision, any agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in any case, whether foreign or domestic.

                  (b) "Loan Documents" means this Restructured Loan Agreement, the Note, the Confession of Judgment and any other certificates, documents, instruments or riders delivered by Orion to USBPS and/or Payees or by USBPS and/or Payees to Orion pursuant to the terms of, or otherwise in connection with this Restructured Loan Agreement, as the same may be amended, increased, decreased, modified, replaced, supplemented, renewed or extended from time to time.

                  (c) "Senior Debt" means all Obligations (as defined in the Credit Agreement among Orion, its subsidiaries party thereto, the lenders party thereto and Wells Fargo Foothill, Inc., of even date herewith). Senior Debt does not include HBCC.

         IN WITNESS WHEREOF, the parties hereto have executed this Restructured Loan Agreement as of the latest date set forth below.

Payees

U.S. Bank Portfolio Services, as successor servicer for DVI Orion HealthCorp., Inc. Financial Services, Inc.

By:      /s/Jane Fox                      By:    /s/Terrence L. Bauer
         ----------------------                  ----------------------
Name:    Jane Fox                         Name:  Terrence L. Bauer
         ----------------------                  ----------------------

Title:   Director of Operations           Title:   President
         ----------------------                  ----------------------
Date:    December 1, 2006                 Date:    December 1, 2006
         ----------------------                  ----------------------

                                   Schedule 1

                                 List of Payees


DVI Receivables XIX, LLC
DVI Receivables XVII, LLC
DVI Receivables XVI, LLC
DVI Receivables XIV, LLC
DVI Receivables VIII, LLC

                                    Exhibit A

                     UNSECURED SUBORDINATED PROMISSORY NOTE

$2,750,000.00                                                 December 1, 2006

         This Note is issued pursuant to a Restructured Loan Agreement dated December 1, 2006 (the "Loan Agreement"), wherein Orion HealthCorp, Inc. ("Orion") (f/k/a SurgiCare, Inc) executed and delivered to by and between Lyon Financial Services, Inc. dba U.S. Bank Portfolio Services ("USBPS"), as successor servicer for DVI Financial Services, Inc. ("DVIFS"), for the benefit of those special purpose entities listed on Schedule I hereto (collectively, the "SPE's" or "Payees"), and as Agent for U. S. Bank, N.A., as Trustee an agreement to assume the reduced and restructured debt owed to Payees by Orion and/or affiliates of Orion.

         Indebtedness. For value received, Orion promises to pay to the order of USBPS as successor servicer for DVIFS, for the benefit of the SPE's, and as agent for U.S. Bank, N.A. as Trustee the principal sum of Two Million Seven Hundred Fifty Thousand and 00/100 Dollars ($2,750,000.00), without interest. All payments on this Note ("Note") shall be made to Payees c/o U.S. Bank Portfolio Services, a division of Lyon Financial Services, Inc., 1310 Madrid Street, Suite 103, Marshall, Minnesota, or at such other place as the holder of this Note may from time to time designate in writing.

         1. Payments and Maturity.

         (a) The principal sum shall be payable as follows: (i) first payment of $15,000.00, (ii) twenty one months at $5,000.00 per month, (iii) sixty months at $7,500.00 per month, and (iv) a balloon payment of $2,180,000.00, as set forth on the Amortization Schedule annexed hereto as Exhibit A and made a part hereof, commencing on December 1, 2006, and continuing on the same date of each month thereafter until October 1, 2013 (the "Maturity Date"), at which time all sums payable hereunder shall be due and payable in full.

         (b) Orion may prepay the principal sum of this Note in whole or in part on any payment date, without notice, premium or penalty, provided such payment is accompanied by all late charges and any other obligations then due Payees. All partial principal prepayments shall be applied to the last maturing principal installments due hereunder and shall be accompanied by the payment of all late charges and any other obligations then due Payees.

         (c) Subject to any applicable subordination agreement, the unpaid principal sum shall accelerate and be due and payable upon the occurrence of a Default (as defined below).

         (d) During the continuance of a Default, all payments with respect to the Indebtedness shall be applied first to the payment of any reasonable, out-of-pocket enforcement and collection costs and expenses of USBPS, then to late charges and other obligations due Payees and thereafter to the principal sum. All payments shall be made in lawful money of the United States of America.

         (e) If Orion fails to make any payment due hereunder when the same is due and payable and such failure continues for ten (10) calendar days, Orion will pay, on demand, a one-time late fee equal to five cents ($.05) for each one dollar ($1.00) of such late payment to offset Payees' expenses incurred in enforcing Orion's obligations hereunder, but in no event more than the maximum amount permitted by law.

         2. Default. The occurrence of any of the following events shall constitute a default (each a "Default") under this Note:

         (a) Orion shall fail to make a principal payment under this Note when such payment becomes due, and such failure continues for five (5) days; or

         (b) Orion shall fail to observe any covenant, condition or agreement to be observed or performed hereunder or under the Loan Agreement and such failure is not cured within fifteen (15) days of receipt of written notice thereof; or

         (c) An Event of Default (as defined in the credit agreement with Senior Creditor (as defined below) referred to in section 5 below) has occurred and is continuing and Senior Creditor has accelerated the payment date of the debt due thereunder; or

         (d) Orion shall make an assignment of all or substantially all of its assets for the benefit of creditors in connection with, or in lieu of, an insolvency proceeding; Orion shall file a petition commencing a voluntary bankruptcy case under the Federal bankruptcy laws and the petition shall not be withdrawn or dismissed within sixty (60) days, after the commencement of the case; there is commenced against Orion any bankruptcy or similar insolvency proceeding that remains undismissed for a period of sixty (60) days; or Orion shall be adjudicated insolvent or bankrupt and an order of relief or other order approving any such judgment shall be entered; or a trustee, receiver or similar official shall be appointed for, or take charge of, Orion to marshal all or substantially all of its assets; or

         (e) Orion shall be in default under the terms of the Loan Agreement.

         3. Remedies.

         (a) Upon the occurrence of a Default, Payees shall have all of the rights and remedies provided to it at law or in equity. The remedies of Payees shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of USBPS, and may be exercised as often as occasion therefore shall arise.

         (b) If, after the occurrence of a Default, this Note is placed in the hands of any attorney for collection, Orion promises to pay all reasonable out-of-pocket costs of collection incurred by USBPS.

         (c) No Default shall be waived by Payees except in writing by USBPS on Payees' behalf, and in USBPS's sole and absolute discretion. No delay on the part of USBPS in the exercise of any right or remedy nor any other prior practice or course of conduct shall operate as a waiver of such rights or remedies. No modification, discharge, termination or release of Orion from any of its obligations under this Note shall be binding upon Payees unless set forth in a writing signed by or on behalf of Payees.

         (d) Upon the occurrence and during the continuance of an Event of Default, Payees (or USBPS on Payees' behalf), at their option and without further notice to Orion, may declare immediately due and payable the remaining principal balance of this Note. Following an Event of Default, Payees may exercise any remedy provided in the Loan Agreement or as otherwise provided at law, in equity or otherwise, all of which remedies are cumulative and concurrent.

         (e) Orion shall enter into the confession of judgment, in form attached hereto as Exhibit B, and Payees shall have the rights and remedies provided thereunder.

         4. Limitation on Interest: In no event whatsoever, whether by reason of acceleration of this Note or otherwise, shall the amount paid or agreed to be paid by Orion to Payees for the use, forbearance or detention of the principal due under this Note exceed the highest rate lawful under applicable usury laws. If Orion pays or Payees receives a sum of money, which would result in the interest exceeding the highest lawful rate, then such excess payment shall be deemed to have been a payment of additional principal in reduction of the Indebtedness hereunder.

         5. Subordination. Orion covenants and agrees, and Payees, by the acceptance of USBPS hereof on their behalf, covenant and agree for themselves, their successors and assigns, that Payees' right to receive payment under this Note from Orion is subordinate to all Obligations (as defined in the Credit Agreement among Orion, its subsidiaries party thereto, the lenders party thereto and Wells Fargo Foothill, Inc. ("Senior Creditor"), of even date herewith). USBPS agrees for itself, its successors and assigns and for and on behalf of Payees to enter into and be bound by any subordination agreement or similar documentation reasonably requested by Senior Creditor to reflect the foregoing subordination.

         6. Notices. All notices or other communications permitted or required under this Note will be in writing and will be sufficiently given if and when hand delivered to the authorized persons representing the respective entities at the address set forth as set forth below, or if sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by telegram, telex or telecopy, receipt acknowledged, addressed as set forth below or to such other person or persons and/or at such other address or addresses as will be furnished in writing by any party hereto to the others. Any such notice or communication will be deemed to have been given as of the date received, in the case of personal delivery, or on the date shown on the receipt or confirmation therefor in all other cases.

                  To Orion:         Orion HealthCorp, Inc.
                                    1805 Old Alabama Road
                                    Suite 350
                                    Roswell, GA 30076
                                    Telecopier: (678) 832-1888

                  To USBPS
                  or Payees :       U.S. Bank Portfolio Services, a division of
                                    Lyon Financial Services, Inc., Servicer, and as Agent for U.S. Bank, N.A. as Trustee
                                    1310 Madrid Street---Suite 103
                                    Marshall, MN 56258
                                    Attention:  Jane Fox
                                    Telecopier: (507) 537-5209

         7. General Terms.

                  (a) Nothing in this Note shall constitute Orion and Payees as partners with one another or agents for one another or render either of them liable for any debts or obligations of the other. The use of any gender shall include all genders, and the use of any number shall include the singular or the plural, as the case may be.

                  (b) Payees may assign this Note and their right to payment hereunder without the consent of Orion subject to compliance with all applicable law.

                  (c) This Note, and the terms and provisions hereof, shall be binding upon and Orion and Payees and their respective successors, heirs, executors, personal representatives and assigns.

         8. Governing Law. This Note shall be governed and construed in accordance with the laws of the State of Pennsylvania (without giving effect to Pennsylvania conflicts of laws principles).

         9. Jurisdiction. THE PARTIES TO THIS NOTE, (A) AGREE TO SUBMIT FOR THEMSELVES, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY SCHEDULE OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA IN BUCKS COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF PENNSYLVANIA_, AND APPELLATE COURTS FROM ANY THEREOF, (B) CONSENT THAT ANY ACTION OR PROCEEDING SHALL BE BROUGHT IN SUCH COURTS, AND WAIVE ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT, (C) AGREE THAT SERVICE OF PROCESS OF ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE APPROPRIATE PARTY AT ITS ADDRESS AS SET FORTH HEREIN, AND SERVICE MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID, AND (D) AGREE THAT NOTHING HEREIN OR IN ANY EXHIBIT OR SCHEDULE SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. ORION AND PAYEE EACH HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY EXHIBIT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN ORION AND PAYEE.

         10. Amendment. This Note may be amended only by an instrument in writing that explicitly states that it amends this Note and is signed by the party against whom enforcement of the amendment is sought.

         Executed as of the date first above written.

Orion HealthCorp, Inc.

By:_________________________

Name:_______________________

Its:__________________________

                                   Schedule 1

                                 List of Payees


DVI Receivables XIX, LLC
DVI Receivables XVII, LLC
DVI Receivables XVI, LLC
DVI Receivables XIV, LLC
DVI Receivables VIII, LLC

                                    EXHIBIT A

          AMENDED AND RESTATED RIDER A TO LOAN AND UNSECURED PROMISSORY
                              NOTE (PAYMENT STREAM)

                                                                December 1, 2006

         Orion HealthCorp, Inc. ("Obligor") agrees to pay the following as full payment of the sum due under thato certain Master Loan Agreement 2858 dated October 17, 2000, and Secured Promissory Note 2858-001 dated October 17, 2000 given by Obligors to DVI Financial Services, Inc. and amended thereafter, including by that certain Restructured Loan Agreement dated December 1, 2006, given by Obligor to Lyon Financial Services, Inc. dba U.S. Bank Portfolio Services, as Successor Servicer for DVI Financial Services, Inc., for the benefit of those special purpose entities listed therein, and as Agent for U.S. Bank, N.A. as Trustee:


Payment No.(s)                        Date(s) Due                          Amount of Each Payment

1                                     Commencing on December 1, 2006       $15,000.00 (plus applicable tax)

2 through 22                          Commencing on January 1, 2007 and    $5,000.00 (plus applicable tax)
                                      continuing on the same day of each
                                      month thereafter through and
                                      including September 1, 2008

23 through 82                         Commencing on October 1, 2009 and    $7,500.00 (plus applicable tax)
                                      continuing on the same day of each
                                      month thereafter through and
                                      including September 1,  2013

83                                    Commencing on October 1, 2013        $2,180,000.00 (plus applicable tax)

The "Maturity Date" for the Schedule is October 1, 2013





Lyon Financial Services, Inc. dba U.S.Bank Portfolio
Services as Successor Servicer for DVI Financial Services
Inc., for the benefit of those certain special purpose entities, and as Agent for U.S. Bank, N.A. as Trustee


By:______________________________________


Name:  Jane Fox


Its:  Director of Operations





Orion HealthCorp, Inc.


By:______________________________________


Name:____________________________________


Its:_____________________________________

                                    EXHIBIT B
                             CONFESSION OF JUDGMENT


         ORION HEALTHCORP, INC. ("DEBTOR") COVENANTS AND AGREES THAT UPON ANY EVENT OF DEFAULT HEREUNDER RELATING TO THE RESTRUCTURED LOAN AGREEMENT MADE AS OF DECEMBER __, 2006 BY AND BETWEEN LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES AS SUCCESSOR SERVICER FOR DVI FINANCIAL SERVICES, INC. AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE ("USBPS") (FOR THE BENEFIT OF CERTAIN SPECIAL PURPOSE ENTITIES REFERRED TO THEREIN) AND DEBTOR (THE "AGREEMENT") OR THE UNSECURED SUBORDINATED PROMISSORY NOTE DATED DECEMBER __, 2006 (THE "LOAN") BY DEBTOR, USBPS MAY CAUSE JUDGMENT TO BE ENTERED AGAINST DEBTOR ON ANY PORTION OF THE LOAN THAT THEN REMAINS UNPAID AND FOR THAT PURPOSE DEBTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER OR IN THE NOTE OR THE AGREEMENT, TO APPEAR FOR THE DEBTOR, AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST DEBTOR IN FAVOR OF USBPS, OR ANY HOLDER HEREOF, FOR ALL SUMS THEN DUE, INCLUDING PRINCIPAL, INTEREST, ACCRUED INTEREST AND ALL OTHER AMOUNTS SUCH AS LATE CHARGES, FEES, TOGETHER WITH THE COSTS OF SUIT AND ACTUAL ATTORNEYS' FEES, AND FOR SO DOING, THIS AGREEMENT OR A COPY THEREOF SHALL BE A SUFFICIENT WARRANT. DEBTOR HEREBY FOREVER WAIVES AND RELEASES ALL PROCEDURAL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREINAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE HEREUNDER.

         NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS USBPS SHALL ELECT UNTIL SUCH TIME AS USBPS SHALL HAVE RECEIVED PAYMENT IN FULL OF THE PRINCIPAL, INTEREST AND ALL OTHER SUMS DUE UNDER THIS AGREEMENT, THE LOAN AND THE AGREEMENT. DEBTOR HEREBY WAIVES ANY RIGHT THE DEBTOR MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, EXCEPT ANY NOTICE AND/OR HEARING REQUIRED HEREUNDER OR UNDER APPLICABLE LAW WITH THE RESPECT TO EXECUTION UPON THE JUDGMENT. DEBTOR SPECIFICALLY AGREES THAT THIS POWER TO CONFESS JUDGMENT HAS BEEN CALLED TO THEIR ATTENTION OR THAT DEBTOR HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL. DEBTOR ACKNOWLEDGES THAT IN ADDITION TO GIVING USBPS THE RIGHT TO CONFESS JUDGMENT WITHOUT ADVANCE NOTICE OR HEARING, THE CONFESSION OF JUDGMENT PROVISION HEREIN ALSO CONTAINS LANGUAGE THAT WOULD PERMIT USBPS, AFTER THE ENTRY OF JUDGMENT, TO EXECUTE UPON THE JUDGMENT BY FORECLOSING UPON, ATTACHING, LEVYING ON, TAKING POSSESSION OF OR OTHERWISE SEIZING DEBTOR'S PROPERTY IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. HOWEVER, USBPS MUST PROVIDE DEBTOR NOTICE UNDER APPLICABLE LAW WITH RESPECT TO EXECUTING UPON THE CONFESSED JUDGMENT. IN EXECUTING THIS AGREEMENT, DEBTOR ACKNOWLEDGES THAT THEY ARE FULLY AWARE OF THEIR RIGHTS TO ADVANCE NOTICE AND A HEARING AFTER JUDGMENT IS ENTERED AND BEFORE EXECUTION OF THE JUDGMENT, AND THAT DEBTOR KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO USBPS' EXECUTING UPON THE JUDGMENT IN ANY MANNER PERMITTED BY APPLICABLE LAW.

         BY SIGNING THIS AGREEMENT, DEBTOR ACKNOWLEDGES AND UNDERSTANDS THAT THIS AGREEMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION THAT WOULD PERMIT USBPS TO ENTER JUDGMENT AGAINST DEBTOR IN COURT, AFTER A DEFAULT ON THIS AGREEMENT AND/OR THE LOAN, WITHOUT ADVANCE NOTICE TO DEBTOR AND WITHOUT OFFERING DEBTOR AN OPPORTUNITY TO DEFEND AGAINST THE ENTRY OF JUDGMENT. IN EXECUTING THIS AGREEMENT, BEING FULLY AWARE OF DEBTOR'S RIGHTS TO ADVANCE NOTICE AND TO A HEARING TO CONTEST THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT USBPS MAY ASSERT AGAINST DEBTOR UNDER THIS AGREEMENT, THE LOAN AND THE AGREEMENT, DEBTOR IS KNOWINGLY, INTELLIGENTLY AND VOLUNTARLIY WAIVING THESE RIGHTS, INCLUDING ANY RIGHT TO ADVANCE NOTICE OF THE ENTRY OF JUDGMENT, AND DEBTOR EXPRESSLY AGREES AND CONSENTS TO USBPS' ENTERING JUDGMENT AGAINST DEBTOR BY CONFESSION AS PROVIDED FOR IN THIS CONFESSION OF JUDGMENT PROVISION. DEBTOR FURTHER ACKNOWLEDGES AND AGREES THAT THEY HEREBY WAIVE ANY AND ALL COMMON LAW, EQUITABLE OR STATUTORY DEFENSES RELATED TO THE ENTRY, RE-ENTRY OR SUBSEQUENT JUDGMENTS BY CONFESSION ON THE UNDERLYING LOAN OR THE AGREEMENT, AND/OR THIS AGREEMENT, AND DEBTORS AGREES TO REFRAIN FROM FILLING ANY PLEADINGS OR ACTIONS TO OPEN, STRIKE OR CHALLENGE ANY SUCH JUDGMENTS BY CONFESSION.

Initials:  _________
            DEBTOR

         DEBTOR FURTHER UNDERSTANDS THAT IN ADDITION TO GIVING USBPS THE RIGHT TO ENTER JUDGMENT AGAINST DEBTOR WITHOUT ADVANCE NOTICE OR A HEARING, THE CONFESSION OF JUDGMENT PROVISION IN THIS AGREEMENT ALSO CONTAINS LANGUAGE THAT WOULD PERMIT USBPS, AFTER ENTRY OR RE-ENTRY OF JUDGMENT, TO EXECUTE UPON SAID JUDGMENTS BY FORECLOSING UPON, ATTACHING, LEVYING ON, TAKING POSSESSION OF OR OTHERWISE SEIZING DEBTOR'S PROPERTY, IN FULL OR PARTIAL PAYMENT OF THE JUDGMENTS.

Initials:  _________
            DEBTOR

                 DISCLOSURE FOR CONFESSION OF JUDGMENT FOR ORION

I AM EXECUTING ON THIS _____ DAY OF DECEMBER, 2006, ON BEHALF OF ORION HEALTHCORP, INC. (HEREINAFTER "DEBTOR"), A RESTRUCTURED LOAN AGREEMENT BETWEEN LYON FINANCIAL SERVICES, INC. DBA U.S. BANK PORTFOLIO SERVICES AS SUCCESSOR SERVICER FOR DVI FINANCIAL SERVICES, INC. AND AS AGENT FOR U.S. BANK, N.A., AS TRUSTEE ("USBPS") (FOR THE BENEFIT OF CERTAIN SPECIAL PURPOSE ENTITIES REFERRED TO THEREIN), WITH OFFICES AT 1310 MADRID STREET, SUITE 103, MARSHALL, MINNESOTA 56258 AND DEBTOR.

         A. I UNDERSTAND THAT THE RESTRUCTURED LOAN AGREEMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION THAT WOULD PERMIT USBPS TO ENTER JUDGMENT AGAINST DEBTOR IN COURT, AFTER A DEFAULT, WITHOUT ADVANCE NOTICE TO DEBTOR AND WITHOUT OFFERING DEBTOR AN OPPORTUNITY TO DEFEND AGAINST THE ENTRY OF JUDGMENT. IN EXECUTING THE RESTRUCTURE AGREEMENT, BEING FULLY AWARE OF DEBTOR'S RIGHTS TO ADVANCE NOTICE AND TO A HEARING TO CONTEST THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT USBPS MAY ASSERT AGAINST DEBTOR UNDER THE RESTRUCTURED LOAN AGREEMENT, DEBTOR IS KNOWINGLY, INTELLIGENTLY, AND VOLUNTARILY WAIVING THESE RIGHTS, INCLUDING ANY RIGHT TO ADVANCE NOTICE OF THE ENTRY OF JUDGMENT, AND DEBTOR EXPRESSLY AGREES AND CONSENTS TO USBPS' ENTERING JUDGMENT AGAINST DEBTOR BY CONFESSION AS PROVIDED FOR IN THE CONFESSION OF JUDGMENT PROVISION. INITIALS:_________ DEBTOR

         B. DEBTOR FURTHER UNDERSTANDS THAT IN ADDITION TO GIVING USBPS THE RIGHT TO ENTER JUDGMENT AGAINST DEBTOR WITHOUT ADVANCE NOTICE OF A HEARING, THE CONFESSION OF JUDGMENT PROVISION IN THE RESTRUCTURED LOAN AGREEMENT ALSO CONTAINS LANGUAGE THAT WOULD PERMIT USBPS, AFTER ENTRY OF JUDGMENT, AGAIN WITHOUT EITHER ADVANCE NOTICE OR A HEARING, TO EXECUTE ON THE JUDGMENT BY FORECLOSING UPON, ATTACHING, LEVYING ON, TAKING POSSESSION OF OR OTHERWISE SEIZING DEBTOR'S PROPERTY, IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. IN EXECUTING THE RESTRUCTURED LOAN AGREEMENT, BEING FULLY AWARE OF DEBTOR'S RIGHTS TO ADVANCE NOTICE AND A HEARING AFTER JUDGMENT IS _ENTERED_ AND BEFORE EXECUTION ON THE JUDGMENT, DEBTOR IS KNOWINGLY INTELLIGENTLY AND VOLUNTARILY WAIVING THESE RIGHTS, AND DEBTOR EXPRESSLY AGREES AND CONSENTS TO USBPS' IMMEDIATELY EXECUTING ON THE JUDGMENT, IN ANY MANNER PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, WITHOUT GIVING DEBTOR ANY ADVANCE NOTICE. INITIALS:_________ DEBTOR

         C. AFTER HAVING READ AND DETERMINED WHICH OF THE FOLLOWING STATEMENTS ARE APPLICABLE, AND BY PLACING THE INITIALS NEXT TO EACH STATEMENT WHICH APPLIES IN HIS CAPACITY AS AN OFFICER OF DEBTOR, DEBTOR REPRESENTS THAT:
                  INITIALS_________
                                 DEBTOR

                  INITIALS

                  _____ 1. DEBTOR WAS REPESENTED BY INDEPENDENT LEGAL COUNSEL (OR HAD THE OPPORTUNITY TO RETAIN INDEPENDENT LEGAL COUNSEL AND DECLINED TO DO SO).

                  _____ 2. A REPRESENTATIVE OF USBPS SPECIFICALLY CALLED THE CONFESSION OF JUDGMENT PROVISION IN THE RESTRUCTURED LOAN AGREEMENT TO DEBTOR'S ATTENTION.

         D. DEBTOR CERTIFIES THAT ITS ANNUAL INCOME EXCEEDS $10,000; THAT THE BLANKS IN THIS DISCLOSURE WERE FILLED IN WHEN INITIALED AND SIGNED ON BEHALF OF DEBTOR; AND THAT DEBTOR RECEIVED A COPY AT THE TIME OF SIGNING. THIS DISCLOSURE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS DISCLOSURE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                                     DEBTOR:

                                     ORION HEALTHCORP, INC. (Obligor)


__________                           By:_____________________________
Dated


Signed, acknowledged and delivered in the presence of:

X__________________________________________
         Witness



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